UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 January 26, 2023
Date of Report (date of Earliest Event Reported)


ORIGINAL SIXTEEN TO ONE MINE INCORPORATED
(Exact Name of Registrant as Specified in its Charter)







CALIFORNIA

001-10156

94-0735390
(State or Other Jurisdiction of
Incorporation or Organization)

(Commission File No.)

(I.R.S. Employer
Identification No.)

P.O. Box 909, Alleghany, California 959910
 (Address of principal executive offices and zip code)
(720) 673-7484
(Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed from last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

?
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

        Title of each class
 Trading Symbol(s)
      Name of each exchange on which registered
Common
OSTO
                 OTC-Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

                              Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.








Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
      Original Sixteen to One Mine Incorporated (the "Company") discloses the resignation of David Conner from the board of directors and as chief financial officer of the Company effective January 26, 2023. The Company further discloses the resignation of Charles Crompton from the board of the Company effective January 30, 2023. Neither Mr. Conner nor Mr. Crompton stated any disagreement with the Company in connection with their respective resignations.

SIGNATURE
      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINAL SIXTEEN TO ONE MINE INCORPORATED

Date: March 8, 2023					By: /s/ Douglas Charlton
								Name: Douglas Charlton
								Title: President